ALPHA SELECT FUNDS

Target Select Equity Fund

Supplement dated February 26, 2004
to the Prospectus dated January 31, 2004

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On January 29, 2004, the Board of Trustees (the “Board) of the Alpha Select Funds (the “Trust”) approved changing the name of the Trust to Constellation Funds. In addition, the Board also approved the following changes to the Trust’s Target Select Equity Fund (the “Fund”):

•	A new investment advisory agreement between the Trust, on behalf of the Fund, and Constellation Investment Management Co., LP (“CIMCO”);

•	a new investment sub-advisory agreement between CIMCO and Turner Investment Partners, Inc.; and

•	the election of Janet Sansone, and the re-election of John Grady, Alfred Salvato, and Ronald Filante to the Board of the Trust.

The actions of the Board described above will be subject to shareholder approval. If you are a shareholder of record as of February 17, 2004 (the “Record Date”), you will be eligible to vote at a Special Meeting of Shareholders. If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the proposed reorganization. This Special Meeting is expected to take place on or about March 1, 2004.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ALP-FS1-001-05